Exhibit 99.1

A G R E E M E N T
AGREEMENT, dated this 3rd day of June, 2011, by and among Sino Green Land Corporation, a Nevada corporation with offices at Suite 2711A, 27/F, Exchange Tower, 33 Wang Chiu Road, Kowloon Bay, Kowloon, Hong Kong (the “Company”) and Weimin Wu, whose address is at 36 Changxing Road, Nanshan District, Shenzhen, China (the “Contractor”).

W I T N E S S E T H:

WHEREAS, the Contractor is providing services to the Company in connection with work relating to the interior construction and decoration a building located at 338 Zengbu Road, Building 3, Baiyun District, Guangzhou City (the “Project”), at the request and in accordance with the specifications of the Company; and

WHEREAS, the Contractor has agreed to accept shares of the Company’s common stock as full payment for the Project;

WHEREFORE, the parties do hereby agree as follows:

1. The Contractor has represented to the Company that the estimated cost of the Project is RMB 20,000,000.

2. The Company and the Contractor agree that, based on the exchange rate equal to the median price of the USD to RMB buying rate and selling rate published by the People’s Bank of China on April 3, 2011, the estimated cost of the Project in U.S. dollars is $3,076,907 (such cost is subject to verification by the Company), and that, based on a price per share of the Company’s common stock of $0.25, the Company agrees to issue to the Contractor to total of 12,307,692 shares (the “Shares”) of common stock, which shall be issued to the Contractor, and the Contractor accepts the Shares in full payment of any and all obligations that the Company may have to the Contractor with respect to the Project.  The Shares shall be issued as soon as practical after the execution of this Agreement by the Company and the Contractor.

3. The Contractor hereby severally, and not jointly, represents, warrants, covenants and agrees as follows:

(a) The Contractor understands that the issuance of the Shares is being made only by means of this Agreement.  The Contractor understands that the Company has not authorized the use of, and the Contractor confirms that he is not relying upon, any other information, written or oral, other than material contained in this Agreement and in material that has been publicly filed by the Company with the Securities and Exchange Commission (the “Commission”) on or prior to the date of this Agreement.  The Contractor is aware that the acquisition of the Shares involves a high degree of risk and that the Contractor may sustain, and has the financial ability to sustain, the loss of his entire investment, understands that no assurance can be given that the Company will be profitable in the future, that the Company will need additional financing and that the failure of the Company to raise additional funds when required may have a material adverse effect upon its business.  The Contractor understands that he is presently unable to publicly sell the Shares pursuant to Rule 144 of the Commission pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and that his ability to sell the Shares in the public market is limited as provided in said Rule 144.  The Contractor understands that there is no active market in the Common Stock and the Company is not giving any assurance that an active market will ever develop for the Common Stock, as a result of which the Contractor may have difficulty in selling the Shares if and when he may sell the Shares pursuant to Rule 144 or any similar successor rule.  Furthermore, in accepting the Shares as payment for the Project , the Contractor acknowledges that he is not relying upon any projections or any statements of any kind relating to future revenue, earnings, operations or cash flow or acquisitions in accepting the Shares.

(b) The Contractor represents to the Company that he is an accredited investor within the meaning of Rule 501 of the Commission under the Securities Act and he understands the meaning of the term “accredited investor.”  The Contractor has indicated on the signature page of this Agreement the basis for his status as an accredited investor, based on the definition as set forth in Exhibit A to this Agreement. The Contractor further represents that the Contractor has such knowledge and experience in financial and business matters as to enable the Contractor to understand the nature and extent of the risks involved in acquiring the Shares.  The Contractor is fully aware that such investments can and sometimes do result in the loss of the entire investment. The Contractor has engaged his own counsel and accountants to the extent that he deems it necessary.

(c) The Contractor is not acquiring the Shares as a result of, and will not himself engage in, any “directed selling efforts” (as defined in Regulation S of the Commission under the Securities Act (“Regulation S”)) in the United States in respect of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Shares; provided, however, that the Contractor may sell or otherwise dispose of the Shares pursuant to registration thereof under the Securities Act and any applicable state and provincial securities laws or under an exemption from such registration requirements.

(d) The Contractor acknowledges and agrees that none of the Shares have been registered under the Securities Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S, except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in each case in accordance with applicable state securities laws.

(e) The Contractor acknowledges and agrees that the Company will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act and in accordance with applicable state and provincial securities laws.

(f) The Contractor represents and warrants that no broker or finder was involved directly or indirectly in connection with his purchase of the Shares pursuant to this Agreement except as disclosed in writing to the Company. The Contractor shall indemnify the Company and hold it harmless from and against any manner of loss, liability, damage or expense, including fees and expenses of counsel, resulting from a breach of the Contractor’s warranty contained in this Paragraph 5(f).

(g) The Contractor understands that he or she has no registration rights with respect to the Shares.

(h) The Contractor is not a citizen or resident of the United States.

(i) The Contractor is acquiring the Shares for his or her own account, for investment only and not with a view to resale or distribution and, in particular, he has no intention to distribute either directly or indirectly any of the Shares in the United States or to U.S. Persons, and no other person has a direct or indirect beneficial interest in the Shares.

(j) The Contractor is not an underwriter of, or dealer in, the common stock of the Company, nor is the Contractor participating, pursuant to a contractual agreement or otherwise, in the distribution of the Shares.

(k) The Contractor was not induced to invest by any form of general solicitation or general advertising including, but not limited to, the following: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the news or radio; and (ii) any seminar or meeting whose attendees were invited by any general solicitation or advertising.

(l) No person has made to the Contractor any written or oral representations:

(i) that any person will resell or repurchase any of the Shares;

(ii) that any person will refund the purchase price of any of the Shares;

(iii) as to the future price or value of any of the Shares; or

(iv) that any of the Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Shares of the Company on any stock exchange or automated dealer quotation system

(m) The Contractor will not transfer any Shares except in compliance with all applicable federal and state securities laws and regulations, and, in such connection, the Company may request an opinion of counsel reasonably acceptable to the Company as to the availability of any exemption.

(n) The Contractor represents and warrants that the address set forth on the signature page is his true and correct address, and understands that the Company will rely on this representation.

(o) The Contractor is not an associate of a registered broker-dealer.

(p) The Contractor acknowledges that the Company has made no representation or warranties except as expressly set forth in this Agreement.

4. The Company represents and warrants to the Contractor as follows:

(a) The issuance of the Shares has been duly authorized by all necessary corporate action and when issued pursuant to this Agreement, the Shares will be duly and validly authorized and issued, fully paid and non-assessable.

(b) The offer, offer for sale, and sale of the Shares has not been registered with the Commission.  The Shares are being offered for sale and sold in reliance upon the exemptions from the registration provided by Regulation S of the Commission under the Securities Act, it being understood that the Company will be rely upon the representations of the Contractor in claiming such exemption.

5. All notices provided for in this Agreement shall be in writing signed by the party giving such notice, and delivered personally or sent by overnight courier or messenger against receipt thereof or sent by registered or certified mail (air mail if overseas), return receipt requested or by telecopier or e-mail if receipt of transmission is confirmed by the recipient or if transmission is confirmed by mail as provided in this Section 5. Notices shall be deemed to have been received on the date of receipt. Notices shall be sent to the Company at Sino Green Land Corporation at the address set forth as the beginning of this Agreement to the attention of the person executing this Agreement on behalf of the Company and to each Contractor at his address and telecopier number set forth on the records of the Company. A copy of any notice to the Company shall be sent to Ellenoff Grossman & Schole LLP, 150 East 42nd Street, New York, NY 10017, Attention Asher S. Levitsky P.C., telecopier: (646) 895-7182, e-mail: alevitsky@egsllp.com.  Either party may change the address or person to whom notice should be by notice given in the manner set forth in this Section 5.

6. If the completion of the Project is delayed solely due to the Contractor’s acts or omissions, the Contractor shall pay to the Company by way of agreed liquidated damages in an amount equal to 0.2% of the Estimated Cost for each day of such delay in delivery.

7. (a)  This Agreement constitutes the entire agreement between the parties relating to the subject matter hereof, superseding any and all prior or contemporaneous oral and prior written agreements, understandings and letters of intent.  This Agreement may not be modified or amended nor may any right be waived except by a writing which expressly refers to this Agreement, states that it is a modification, amendment or waiver and is signed by all parties with respect to a modification or amendment or the party granting the waiver with respect to a waiver. No course of conduct or dealing and no trade custom or usage shall modify any provisions of this Agreement.

(b) The Contractor and the Company agree that any dispute or claim, whether based on contract, tort, or otherwise, relating to, arising from, or connected in any manner with this Agreement shall be resolved exclusively through final and binding arbitration under the auspices of the Hong Kong Chamber of Commerce (“HKCC”) in accordance with the commercial arbitration rules and supplementary procedures for international commercial arbitration of the HKCC. The arbitration shall be held in Hong Kong. There shall be three arbitrators: one arbitrator shall be chosen by each party to the dispute and those two arbitrators shall choose the third arbitrator. Each party shall cooperate with the other in making full disclosure of and providing complete access to all information and documents requested by the other party in connection with the arbitration proceedings.  Arbitration shall be the sole, binding, exclusive and final remedy for resolving any dispute between the parties. The arbitrators shall have jurisdiction to determine any claim, including the arbitrability of any claim, submitted to them. The arbitrators may grant any relief authorized by law for any properly established claim. The Contractor acknowledges that the purpose and effect of this Section 7(b) is solely to elect private arbitration in lieu of any judicial proceeding he might otherwise have available to him in the event of a Project related dispute between him and the Company. Therefore, the Contractor hereby waives his right to have any such dispute heard by a court or jury, as the case may be, and agrees that his exclusive procedure to redress any Project related claims will be arbitration.

(c) In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative only to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

(d) References in this Agreement to the male, female or neuter gender shall include the other genders, the singular shall include the plural and the plural shall include the singular.

(e) This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

(f) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same document.

(g) The various representations, warranties, and covenants set forth in this Agreement or in any other writing delivered in connection therewith shall survive the issuance of the Shares.

Please confirm your agreement with the foregoing by signing this Agreement where indicated.

Very truly yours,

CONTRACTOR:

/s/ Weimin Wu
Weimin Wu

Fax No

E-mail

Weimin Yu

Name of Holder(s) as it should appear on the Company’s records *

Contractor meets the tests for an accredited investor as set forth in the following Section of Exhibit A                                                     :

Accepted  this      day of             , 2011

SINO GREEN LAND CORPORATION

By:	/s/ Xiong Luo
Name:	Xiong Luo
Title:	Chief Executive Officer and President

Exhibit A

Accredited Investor

The following are the tests for an accredited investor who is an individual:

(a)           The person is an individual who has a net worth, or joint net worth with his spouse (excluding the net value of his primary residence), of at least $1,000,000.

(b)           The person is an individual who had individual income of more than $200,000 (or $300,000 jointly with his spouse) for the past two years, and he has a reasonable expectation of having income of at least $200,000 (or $300,000 jointly with his spouse) for the current year.

(c)           The Contractor is an officer or director of the Company.